UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-08743
Van Kampen Senior Income Trust

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices)      (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 7/31
Date of reporting period: 1/31/09

The Trust’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Senior Income Trust performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust’s financial statements and a list of trust investments as of January 31, 2009.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the trust will achieve its investment objective. Trusts are subject to market risk, which is the possibility that the market values of securities owned by the trust will decline and that the value of the trust shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this trust.

An investment in senior loans is subject to certain risks such as loan defaults and illiquidity due to insufficient collateral backing.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 1/31/09

Senior Income Trust
Symbol: VVR
Average Annual	Based on	Based on
Total Returns	NAV	Market Price

Since Inception (6/23/98)	–3.85%	–3.98%

10-year	–4.54	–3.85

5-year	–12.96	–13.51

1-year	–54.88	–53.20

6-month	–52.88	–45.26

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and trust shares, when redeemed, may be worth more or less than their original cost.

The NAV per share is determined by dividing the value of the trust’s portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust’s dividend reinvestment plan, and sale of all shares at the end of the period.

Trust Report
For the six-month period ended January 31, 2009

Market Conditions

The six-month period under review was an unprecedented period in the history of the financial markets. Following the government takeover of Fannie Mae and Freddie Mac in early September and the bankruptcy of Lehman Brothers shortly thereafter, the credit crisis reached new heights as investor confidence plummeted and the credit markets seized. A massive flight to quality ensued as investors shunned risky assets in favor of the relative safety of U.S. Treasury securities. As a result, all other sectors of the market experienced significant price deterioration, a trend that largely continued throughout the end of the year. Concerns about the economy exacerbated the market sell-off as various economic indicators continued to weaken, further undermining investor confidence. In December 2008, it was confirmed that the economy was in recession, and had in fact been since the prior December.

The government took substantial steps by implementing various fiscal and monetary policies designed to be supportive, yet by the end of January 2009, their efforts had done little to calm the markets or boost the economy. With unemployment still on the rise and consumer spending and home prices declining further, the outlook for the rest of the year appeared negative. It is possible, however, that further government intervention to stabilize the financial industry and stem home foreclosures could ultimately help stimulate the economy.

The senior loan market suffered in the risk-averse environment as loan demand declined and funds began selling loans in preparation for year-end redemptions. Funds also sold loans as part of the process of reducing leverage in order to remain in compliance with leverage regulations. As a result, the fourth quarter of 2008 was the worst quarter on record for the senior loan asset class, with loan values declining by 25.1 percent (as measured by the S&P/LSTA Leveraged Loan Index), far surpassing the third-quarter decline of 8.6 percent. For calendar year 2008, senior loans were down 34.6 percent.

As of year-end, the technical demand/supply picture had begun to improve. Funds appeared to be through with most of their forced selling and buyers began to emerge, which helped to stabilize loan prices. In January 2009, the loan market rallied strongly, posting a record one-month gain of 5.2 percent. Nonetheless, the market remained volatile at month-end and credit fundamentals were still deteriorating. Additionally, default rates reached 5 percent and most market observers expect this trend to continue. Given the senior secured nature of loans, however, we still find current yields compelling.

Performance Analysis

The Trust’s return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the Trust’s portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. For the six months ended January 31, 2009, the Trust returned –45.26 percent on a market price basis and –52.88 percent on an NAV basis.

Total return for the six-month period ended January 31, 2009

Based on
Based on NAV	Market Price

–52.88%	–45.26%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information.

We continued to adhere to our research-intensive investment process, employing a bottom-up security selection process driven by thorough analysis of individual company fundamentals, and have not relaxed our rigorous credit standards. We believe this approach will enable us to help limit our credit losses during this down cycle and allow us to take advantage of opportunities that arise during volatile periods such that we are currently experiencing.

We continued to position the portfolio defensively during the reporting period, generally avoiding sectors or industries that we believe are vulnerable to cyclical economic downturns. For example, the Trust remained underweighted in the auto, airline and retail industries because of their susceptibility to the weakening economy.

The Trust remained fully invested in senior secured loans, and used a modest amount of leverage which may allow us to enhance the Trust’s yield while keeping credit standards high. Leverage involves borrowing at a floating short-term rate and reinvesting the proceeds at a higher rate. Unlike other fixed-income asset classes, using leverage in conjunction with senior loans does not involve the same degree of risk from rising short-term interest rates since the income from senior loans, assuming no defaults, adjusts to changes in interest rates, as do the rates which determine the Trust’s borrowing costs. (Similarly, should short-term rates fall, borrowing costs would also decline.) While we believe this portfolio structure (fully invested, modest leverage) adds value for shareholders over a full cycle, it has been a drag on performance over the past 18 months. Because, in our view, the recent market volatility has been driven as much by technical factors as by changes in underlying fundamentals, we have not materially altered the use of leverage in the Trust as we believe it is difficult to “time” technical events in the market. Therefore, portfolio composition continues to be driven by fundamental credit research. As of the end of the period, the Trust’s largest sector weightings were healthcare, gaming, publishing, and food and beverage products.

Going forward, we will remain focused on ensuring the Trust has sufficient liquidity while maintaining a high quality, well-diversified portfolio of issuers with stable cash flows, strong management teams, and collateral value sufficient to provide a solid second way out in a worst-case default scenario.

The Trust’s procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust’s shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Trust in the future.

Summary of Investments by Industry Classification as of 1/31/09 (Unaudited)

Healthcare	9.6%
Hotels, Motels, Inns & Gaming	7.2
Beverage, Food & Tobacco	7.1
Printing & Publishing	7.0
Entertainment & Leisure	5.4
Chemicals, Plastics & Rubber	5.1
Utilities	4.3
Finance	3.8
Insurance	3.4
Containers, Packaging & Glass	3.1
Electronics	3.0
Automotive	2.9
Aerospace/Defense	2.6
Broadcasting—Radio	2.4
Business Equipment & Services	2.4
Buildings & Real Estate	2.3
Non-Durable Consumer Products	2.1
Education & Child Care	1.8
Broadcasting—Cable	1.8
Textiles & Leather	1.7
Medical Products & Services	1.6
Broadcasting—Television	1.6
Restaurants & Food Service	1.6
Construction Material	1.5
Retail—Stores	1.5
Telecommunications—Local Exchange Carriers	1.3
Diversified Manufacturing	1.1
Broadcasting—Diversified	1.0
Home & Office Furnishings, Housewares & Durable Consumer Products	0.9
Paper & Forest Products	0.9
Telecommunications—Wireless	0.8
Health & Beauty	0.8
Transportation—Cargo	0.7
Banking	0.7
Machinery	0.7
Grocery	0.6
Retail—Specialty	0.6
Ecological	0.4
Natural Resources	0.3
Retail—Oil & Gas	0.3
Durable Consumer Products	0.3
Mining, Steel, Iron & Non-Precious Metals	0.3
Transportation-Rail Manufacturing	0.2
Transportation—Personal	0.2
Farming & Agriculture	0.2
Telecommunications—Long Distance	0.0	*
Pharmaceuticals	0.0	*

Total Long-Term Investments	99.1
Short-Term Investments	0.9

Total Investments	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Summary of investments by industry classification percentages are as a percentage of total investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Portfolio Management

Van Kampen Senior Income Trust is managed by members of the Adviser’s Senior Loan Group, which currently includes Gerard Fogarty and Jeffrey Scott, each a Vice President of the Adviser, and Philip Yarrow, an Executive Director of the Adviser. All team members are responsible for the day-to-day management of the Trust’s portfolio.

Mr. Fogarty joined the Adviser in 2007 and began managing the Trust in July 2008. Mr. Fogarty has approximately 11 years of investment experience. From 2003 to 2007 and prior to joining the Adviser, Mr. Fogarty was employed by JPMorgan and held a number of positions including Director in the financial institutions group, and most recently as a Credit Executive in the commercial real estate group. Prior to joining JPMorgan, Mr. Fogarty was employed as an Associate in the financial institutions group at Bank of America. Mr. Fogarty received a B.S. from Indiana University and an M.B.A. from the University of Chicago Graduate School of Business.

Mr. Scott joined the Adviser in 2005 and began managing the Trust in July 2008. Mr. Scott has approximately 18 years of investment industry experience. Prior to joining the Adviser, Mr. Scott was employed by State Farm Insurance Companies where he served as an Assistant Vice President in the Mutual Fund Group responsible for product development and strategy as well as a Regional Vice President for Sales for the Financial Services Division. Mr. Scott received a B.S. from Elmhurst College and an M.B.A. from the University of Chicago Graduate School of Business. Mr. Scott also holds the Chartered Financial Analyst designation.

Mr. Yarrow joined the Adviser in 2005 and began managing the Trust in March 2007. Mr. Yarrow has over 13 years of investment experience. Prior to joining the Adviser, Mr. Yarrow was a credit analyst and a portfolio manager at Bank One/JPMorgan. Mr. Yarrow received a bachelor’s degree in mathematics and economics from the University of Nottingham and an M.B.A. in finance from Northwestern University. Mr. Yarrow also holds the Chartered Financial Analyst designation.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 341-2929.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Trust’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 341-2929 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Van Kampen Senior Income Trust
Portfolio of Investments  ■  January 31, 2009 (Unaudited)

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Variable Rate** Senior Loan Interests 183.2% Aerospace/Defense 4.8%
$6,526	Alion Science and Technology Corp., Term Loan	9.50%	02/06/13	$3,915,480
2,375	Apptis, Inc., Term Loan	3.66 to 5.50	12/20/12	1,603,385
2,159	Atlantic Marine Services, Term Loan	5.75 to 6.50	03/22/14	1,710,938
998	Booz Allen Hamilton, Inc., Term Loan (a)	7.50	07/31/15	931,416
3,287	DeCrane Aircraft Holdings, Inc., Term Loan	3.18	02/21/13	2,152,794
8,070	IAP Worldwide Services, Inc., Term Loan (b)	8.25 to 10.50	12/30/12 to 06/30/13	4,052,026
4,416	ILC Industries, Inc., Term Loan	2.41	02/24/12	3,720,480
2,664	Primus International, Inc., Term Loan	2.89	06/07/12	1,784,596
1,081	Tri-Star Electronics International, Term Loan	4.46 to 6.11	02/02/13	702,488
4,819	Vangent, Inc., Term Loan	4.41	02/14/13	3,253,046
625	Wesco Aircraft Hardware Corp., Term Loan	6.16	03/28/14	440,625

				24,267,274

	Automotive 5.5%
3,267	Acument Global Technologies, Inc., Term Loan	4.96	08/11/13	1,469,967
16,653	Ford Motor Co., Term Loan (a)	5.00	12/16/13	6,067,911
7,640	Metokote Corp., Term Loan	3.36 to 5.05	11/27/11	4,774,748
872	Navistar International Corp., Revolving Credit Agreement	3.66 to 5.90	01/19/12	623,480
2,398	Navistar International Corp., Term Loan	3.66	01/19/12	1,714,570
611	Performance Transportation Services, Inc., Revolving Credit Agreement (c) (d) (e)	7.29	01/26/12	168,159
420	Performance Transportation Services, Inc., Term Loan (c) (d) (e)	8.25	01/26/12	115,473
6,895	Polypore, Inc., Term Loan	2.45	07/03/14	4,654,125
1,100	Precision Partners, Inc., Term Loan	8.25	08/26/13	648,785
7,317	Sensata Technologies, Inc., Term Loan	2.66 to 2.93	04/27/13	3,827,915

See Notes to Financial Statements

Van Kampen Senior Income Trust
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Automotive (Continued)
$2,000	United Components, Inc., Term Loan	4.39%	06/30/12	$1,455,000
4,829	Veyance Technologies, Inc., Term Loan	2.93	07/31/14	2,398,557

				27,918,690

	Banking 1.3%
13,386	Dollar Financial Corp., Term Loan	4.21 to 4.46	10/30/12	6,693,180

	Beverage, Food & Tobacco 13.1%
5,230	Acosta, Inc., Term Loan	2.66	07/29/13	3,896,689
3,029	BE Foods Investments, Inc., Term Loan (b)	6.16	07/11/12	2,044,314
7,665	Coleman Natural Foods, LLC, Term Loan	7.63 to 8.31	08/22/12	5,518,508
3,572	Coleman Natural Foods, LLC, Term Loan (b)	11.96	08/22/13	1,696,656
1,775	Culligan International Co., Term Loan	2.66 to 3.72	11/24/12	1,051,557
4,773	DCI Cheese Co., Term Loan	6.71	08/07/13	2,863,930
19,690	Dole Food Co., Inc., Term Loan	2.38 to 4.25	04/12/13	16,539,490
10,234	DS Waters of America, Inc., Term Loan	2.58	10/27/12	7,419,983
4,950	DSW Holdings, Inc., Term Loan	4.33	03/07/12	3,217,500
9,920	Farley’s & Sathers Candy Co., Inc., Term Loan	4.16 to 8.43	06/15/10 to 03/24/11	8,382,060
5,888	FSB Holdings, Inc., Term Loan	2.63 to 7.25	09/29/13 to 03/29/14	3,170,625
1,144	PBM Products, LLC, Term Loan	2.66	09/29/12	921,256
1,767	Pinnacle Foods Finance, LLC, Revolving Credit Agreement	3.11 to 5.00	04/02/13	1,059,927
10,869	Pinnacle Foods Finance, LLC, Term Loan	3.20	04/02/14	8,577,636
818	Smart Balance, Inc., Term Loan	4.47	05/18/14	625,910

				66,986,041

	Broadcasting—Cable 3.4%
2,577	Cequel Communications, LLC, Term Loan (a)	2.43 to 4.24	11/05/13	2,066,842
4,000	Charter Communications Operating, LLC, Term Loan (a)	3.96	09/06/14	2,312,000
1,987	Knology, Inc., Term Loan	2.70	06/30/12	1,440,519
3,910	MCC Iowa, LLC, Term Loan	2.06	01/31/15	3,323,565

See Notes to Financial Statements

Van Kampen Senior Income Trust
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Broadcasting—Cable (Continued)
$2,352	Mediacom Illinois, LLC, Term Loan	1.81%	01/31/15	$1,940,400
5,411	RCN Corp., Term Loan	3.75	05/25/14	4,022,302
2,494	TWCC Holding Corp., Term Loan	7.25	09/12/15	2,357,841

				17,463,469

	Broadcasting—Diversified 1.8%
5,550	Alpha Topco, Ltd., (United Kingdom) Term Loan (a)	2.78 to 5.31	12/31/13 to 06/30/14	4,281,820
4,640	Cumulus Media, Inc., Term Loan	2.14	06/11/14	1,647,200
4,583	NEP II, Inc., Term Loan	2.66	02/16/14	3,437,584

				9,366,604

	Broadcasting—Radio 4.5%
5,000	Citadel Broadcasting Corp., Term Loan	2.16 to 2.19	06/12/14	2,125,000
6,746	CMP KC, LLC, Term Loan (k)	4.38 to 4.44	05/03/11	1,337,358
14,734	CMP Susquehanna Corp., Term Loan (a)	2.44 to 2.45	05/05/13	4,788,498
5,832	Emmis Operating Co., Term Loan	2.41 to 3.47	11/01/13	2,566,103
1,750	LBI Media, Inc., Term Loan	1.91	03/31/12	875,250
4,753	Multicultural Radio Broadcasting, Inc., Term Loan	3.19 to 6.19	12/18/12 to 06/18/13	3,321,948
3,771	NextMedia Operating, Inc., Term Loan	5.12 to 5.17	11/15/12	1,970,250
2,116	NextMedia Operating, Inc., Term Loan (b)	9.17	11/15/13	925,786
2,610	Regent Broadcasting, LLC, Term Loan	3.71	11/21/13	1,762,074
8,303	Spanish Broadcasting Systems, Inc., Term Loan	3.21	06/11/12	3,196,652

				22,868,919

	Broadcasting—Television 2.9%
965	Barrington Broadcasting, LLC, Term Loan	2.58 to 4.54	08/12/13	337,794
2,993	FoxCo Acquisition, LLC, Term Loan	7.25	07/14/15	1,645,875
964	High Plains Broadcasting Operating Co., LLC, Term Loan	8.00	09/14/16	414,313
3,642	Newport Television, LLC, Term Loan	8.00	09/14/16	1,566,041
4,114	NV Broadcasting, LLC, Term Loan	5.22	11/01/13	1,625,260

See Notes to Financial Statements

Van Kampen Senior Income Trust
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Broadcasting—Television (Continued)
$3,632	Sunshine Acquisition, Ltd., Term Loan	4.96%	03/20/12	$1,643,448
11,906	Univision Communications, Inc., Term Loan	2.66 to 2.91	03/30/09 to 09/29/14	7,719,671

				14,952,402

	Buildings & Real Estate 4.3%
2,500	El Ad IDB Las Vegas, LLC, Term Loan	3.14	02/10/09	1,937,500
20,820	Ginn LA CS Borrower, LLC, Term Loan (d)	8.50 to 12.50	06/08/11 to 06/08/12	1,841,625
209	KAG Property, LLC, Term Loan (k)	6.45	09/23/09	184,306
6,971	Kuilima Resort Co., Term Loan (b) (d) (k)	17.46	09/30/11	0
176	Kuilima Resort Co., Term Loan (b) (d) (f) (k)	25.41	10/01/08	0
5,200	Kyle Acquisition Group, LLC, Term Loan (d)	5.75 to 7.75	07/20/09 to 07/20/11	637,000
625	Lake at Las Vegas Joint, Venture, LLC, Revolving Credit Agreement (b) (d) (e)	16.10	06/20/12	48,946
5,405	Lake at Las Vegas Joint Venture, LLC, Term Loan (b) (d) (e)	16.10	06/20/12	425,354
1,007	Lake at Las Vegas Joint Venture, LLC, Term Loan (b) (d) (e) (k)	16.10	08/20/09	890,278
521	Landsource Communities Development, LLC, Revolving Credit Agreement	9.50	05/31/09	481,623
3,277	Landsource Communities Development, LLC, Term Loan (b) (d) (e)	8.25	05/31/09	588,741
4,224	LNR Property Corp., Term Loan	6.69	07/12/11	2,273,918
4,212	NLV Holdings, LLC, Term Loan (b)	6.41 to 10.66	05/09/11 to 05/30/12	1,173,744
1,732	Realogy Corp., Term Loan	3.42 to 5.71	10/10/13	1,031,233
418	Shea Capital I, LLC, Term Loan	3.59 to 4.50	10/27/11	198,321
979	Shea Mountain House, LLC, Term Loan	3.58	05/11/11	244,829
1,908	South Edge, LLC, Term Loan (d) (f)	5.25	10/31/08	699,604
2,000	South Edge, LLC, Term Loan (d)	5.50	10/31/09	313,334
540	Standard Pacific Corp., Term Loan	3.90	05/05/13	304,425

See Notes to Financial Statements

Van Kampen Senior Income Trust
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Buildings & Real Estate (Continued)
$412	Tamarack Resorts, LLC, Term Loan (k)	6.94%	05/03/09	$364,214
5,946	Tamarack Resorts, LLC, Term Loan (d)	7.50 to 8.25	05/19/11	2,378,400
6,818	WCI Communities, Inc, Term Loan (e)	5.70 to 8.25	09/24/09 to 12/23/10	4,353,429
3,876	Yellowstone Mountain Club, LLC, Term Loan (d) (e)	4.63	09/30/10	1,686,191

				22,057,015

	Business Equipment & Services 4.5%
1,629	Audio Visual Services Corp., Term Loan	3.71	02/28/14	513,253
732	BakerCorp, Term Loan	2.58 to 2.66	05/08/14	417,190
3,491	Contec, LLC, Term Loan	7.87	08/01/14	2,531,156
3,823	First American Payment Systems, LP, Term Loan	3.44	10/06/13	2,714,153
2,168	GSI Holdings, LLC, Term Loan	4.44	08/01/14	1,246,839
1,012	Information Resources, Inc., Term Loan	3.90 to 4.00	05/16/14	637,579
3,331	InfoUSA, Inc., Term Loan	3.46	02/14/12	2,581,541
8,021	NCO Financial Systems, Term Loan	5.72 to 6.41	05/15/13	5,815,279
5,016	RGIS Services, LLC, Term Loan	2.91 to 3.96	04/30/14	3,542,615
185	Sedgwick CMS Holdings, Inc., Term Loan	3.71	01/31/13	146,772
1,970	SMG Holdings, Inc., Term Loan	3.41 to 4.78	07/27/14	1,674,500
1,411	Valassis Communications, Inc., Term Loan	3.21	03/02/14	929,295

				22,750,172

	Chemicals, Plastics & Rubber 9.5%
1,022	Arizona Chemical Co., Term Loan (a)	2.41	02/28/13	703,583
4,126	Becker-Underwood, Inc., Term Loan	5.03 to 5.28	03/31/10 to 09/30/11	3,754,997
1,300	Bond US Holdings, Inc., Term Loan	5.04	07/10/14	650,000
2,400	Brenntag Holdings GmbH & Co. KG, (Germany) Term Loan	5.50	07/17/15	1,464,000
899	Cristal Inorganic Chemicals US, Inc., Term Loan	3.71	05/15/14	598,048
9,787	Ferro Corp., Term Loan	2.45 to 3.46	06/06/12	7,976,787
2,293	Foamex LP, Term Loan (d)	3.58 to 5.50	02/12/13	718,519
15,068	Hexion Specialty Chemicals, Inc., Term Loan	3.69 to 3.75	05/05/13 to 05/06/13	6,177,219

See Notes to Financial Statements

Van Kampen Senior Income Trust
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Chemicals, Plastics & Rubber (Continued)
$3,195	Huntsman International, LLC, Term Loan	2.16%	04/19/14	$2,269,682
8,143	Ineos Holdings, Ltd., (United Kingdom) Term Loan	8.20 to 8.70	12/16/13 to 12/23/14	3,170,681
9,776	Kraton Polymers, LLC, Term Loan	3.44	05/12/13	5,100,067
1,250	Lyondell Chemical Co., Revolving Credit Agreement (e)	4.54	12/20/13	403,126
4,135	Lyondell Chemical Co., Term Loan (e)	4.54	12/20/14	1,521,824
3,080	MacDermid, Inc., Term Loan	2.41	04/12/14	1,894,365
2,877	OMNOVA Solutions, Inc., Term Loan	2.91 to 4.70	05/22/14	1,452,900
4,975	PQ Corp., Term Loan	4.43 to 4.71	07/30/14	3,022,313
4,950	Univar, Inc., Term Loan	4.46	10/10/14	2,741,062
4,452	Valley National Gases, Inc., Term Loan	2.66 to 3.71	02/28/14	3,227,520
7,859	Wellman, Inc., Term Loan (d) (e) (k)	5.00	02/10/09 to 02/10/10	1,474,900

				48,321,593

	Construction Material 2.2%
11,019	AXIA, Inc., Term Loan	5.00	12/21/12	3,030,237
1,826	Building Materials Corp. of America, Term Loan (a)	3.63 to 6.25	02/24/14 to 09/15/14	1,125,640
5,028	Building Materials Holding Corp., Term Loan (a)	6.50 to 8.25	11/10/11	2,061,628
4,677	Contech Construction Products, Inc., Term Loan	2.43	01/31/13	2,174,931
1,500	Custom Building Products, Inc., Term Loan	10.75	04/20/12	890,625
2,993	Panolam Industries International, Inc., Term Loan	3.16	09/30/12	1,766,054

				11,049,115

	Containers, Packaging & Glass 5.8%
1,381	Anchor Glass Container Corp., Term Loan	6.75 to 7.96	06/20/14	1,153,095
3,459	Berlin Packaging, LLC, Term Loan	3.41 to 4.89	08/17/14	2,732,393
562	Berry Plastics Group, Inc., Term Loan (a)	2.42	04/03/15	414,656
9,158	Consolidated Container Co., LLC, Term Loan	2.58 to 5.91	03/28/14 to 09/28/14	4,225,540
2,331	Graphic Packaging International, Inc., Revolving Credit Agreement	2.66 to 2.70	05/16/13	1,771,750

See Notes to Financial Statements

Van Kampen Senior Income Trust
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Containers, Packaging & Glass (Continued)
$1,346	Graphic Packaging International, Inc., Term Loan	2.34 to 3.44%	05/16/14	$1,112,392
645	Kranson Industries, Inc., Revolving Credit Agreement	2.66 to 5.00	07/31/13	467,737
11,825	Kranson Industries, Inc., Term Loan	3.75	07/31/13	8,632,079
5,855	Packaging Dynamics Operating Co., Term Loan	2.41 to 3.47	06/09/13	4,713,194
4,045	Pertus Sechzehnte GmbH, (Germany) Term Loan	2.79 to 3.04	06/13/15 to 06/13/16	1,921,364
3,907	Smurfit-Stone Container Corp., Revolving Credit Agreement (e)	3.33	11/01/09	2,588,364
825	Tegrant Holding Corp., Term Loan	6.96	03/08/15	104,500

				29,837,064

	Diversified Manufacturing 2.1%
2,422	Arnold Magnectic Technologies Corp., Term Loan (k)	7.50 to 8.50	03/07/11 to 03/06/12	1,915,514
3,015	Euramax international, Inc., Term Loan	11.00	06/29/13	603,071
1,492	Euramax international, Inc., Term Loan (k)	11.00	06/29/13	298,421
1,485	Mueller Water Products, Inc., Term Loan	2.16 to 3.21	05/24/14	1,200,933
6,590	MW Industries, Inc., Term Loan (k)	3.39 to 5.14	11/01/13	4,902,878
2,704	Wire Rope Corp. of America, Inc., Term Loan	3.71	02/08/14	1,757,751

				10,678,568

	Durable Consumer Products 0.5%
3,381	Brown Jordan International, Inc., Term Loan	3.25 to 6.25	04/30/12	2,705,100

	Ecological 0.8%
1,471	Energy Solutions, LLC, Term Loan	2.64	05/28/13	1,275,851
1,751	Environmental Systems Products Holdings, Term Loan	13.50	09/12/12	1,470,609
2,258	LVI Services, Inc., Term Loan	5.16	11/16/11	959,809
1,650	Synagro Technologies, Inc., Term Loan	5.12	10/02/14	453,750

				4,160,019

See Notes to Financial Statements

Van Kampen Senior Income Trust
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Education & Child Care 3.4%
$1,400	Bright Horizons Family Solutions, Revolving Credit Agreement	3.91 to 5.75%	05/28/14	$980,000
3,470	Bright Horizons Family Solutions, Term Loan	6.25 to 7.50	05/28/15	2,372,613
1,425	Educate, Inc., Term Loan	3.71 to 6.71	06/14/13 to 06/14/14	922,378
1,674	Education Management, LLC, Revolving Credit Agreement	2.13	06/01/12	1,188,837
6,138	Education Management, LLC, Term Loan	3.25	06/01/13	4,910,634
12,344	Nelson Education, Ltd., (Canada) Term Loan	3.96	07/05/14	7,097,656

				17,472,118

	Electronics 5.5%
10,302	Dealer Computer Services, Inc., Term Loan	2.41 to 5.91	10/26/12 to 10/26/13	4,824,711
1,439	Deutsche Connector Group, (France) Term Loan	2.69 to 3.19	06/22/14 to 06/22/15	933,691
4,292	Edwards (Cayman Islands II) Ltd, Term Loan	2.41 to 6.16	05/31/14 to 11/30/14	2,305,160
605	H3C Holdings, Ltd., (Cayman Islands) Term Loan	6.70	09/28/12	497,018
4,888	Infor Enterprise Solutions Holdings, Inc., Term Loan	5.21	07/28/12	2,883,625
1,382	Intergraph Corp., Term Loan	4.18	05/29/14	1,120,887
7,139	Kronos, Inc., Term Loan	3.71	06/11/14	4,979,313
2,601	Network Solutions, LLC, Term Loan	2.91 to 3.96	03/07/14	1,495,777
953	Nuance Communications, Inc., Term Loan	2.41	03/31/13	788,995
9,844	Open Solutions, Inc., Term Loan	3.26	01/23/14	4,036,191
585	Stratus Technologies, Inc., Term Loan	5.22	03/29/11	362,700
1,646	Sungard Data Systems, Inc., Revolving Credit Agreement	2.21 to 3.65	08/11/11	1,240,212
3,841	Verint Systems Inc., Term Loan	3.59	05/25/14	2,265,917
718	X-Rite, Inc., Term Loan	7.75 to 8.00	10/24/12	570,996

				28,305,193

	Entertainment & Leisure 10.0%
7,382	Bombardier Recreational Products, Inc., Term Loan	3.59 to 4.72	06/28/13	3,488,126
4,050	Cedar Fair, LP, Term Loan (a)	2.41 to 4.25	02/17/12	3,081,588
2,395	Cinemark USA, Inc., Term Loan (a)	2.09 to 3.99	10/05/13	2,156,700

See Notes to Financial Statements

Van Kampen Senior Income Trust
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Entertainment & Leisure (Continued)
$7,105	Fender Musical Instruments Corp., Term Loan	2.66 to 3.71%	06/09/14	$4,440,867
2,428	Gibson Guitar Corp., Term Loan	3.71	12/29/13	2,039,422
6,000	Hicks Sports Group, LLC, Term Loan	4.00	12/22/10	4,650,000
2,769	Metro-Goldwyn-Mayer Studios, Inc., Revolving Credit Agreement	2.75 to 3.14	04/08/10	1,135,385
21,949	Metro-Goldwyn-Mayer Studios, Inc., Term Loan	3.66 to 4.71	04/08/12	10,118,515
4,843	Mets, LP, Term Loan	2.39	07/25/10	4,407,000
4,597	Panavision, Inc., Term Loan	4.41 to 7.03	03/30/11	2,758,217
2,046	Playcore Holdings, Inc., Term Loan	4.00 to 4.75	02/21/14	1,483,300
1,770	Regal Cinemas, Inc., Term Loan	5.21	10/28/13	1,610,522
2,550	True Temper Sports, Inc., Revolving Credit Agreement	5.50	03/15/09	1,721,250
12,383	True Temper Sports, Inc., Term Loan	3.61 to 6.63	03/15/11 to 06/30/11	8,090,900

				51,181,792

	Farming & Agriculture 0.4%
3,000	Wm. Bolthouse Farms, Inc., Term Loan (a)	5.91	12/16/13	1,837,500

	Finance 7.2%
527	DCS Business Services, Inc., Term Loan (k)	10.75	08/04/11	416,443
3,435	First Data Corp., Term Loan	3.14 to 3.16	09/24/14	2,189,555
4,626	Grosvenor Capital Management Holdings, LLP, Term Loan	2.44 to 4.21	12/05/13	2,451,648
6,112	iPayment, Inc., Term Loan	2.33 to 3.47	05/10/13	4,034,053
11,450	LPL Holdings, Inc., Term Loan	2.16 to 3.21	06/28/13	8,244,269
1,978	Metavante Corp., Term Loan	4.94	11/03/14	1,666,060
9,882	National Processing Co. Group, Inc., Term Loan	3.44 to 7.96	09/29/12 to 09/29/14	5,618,708
3,308	Nuveen Investments, Inc., Term Loan	3.40 to 4.47	11/13/14	1,596,271
10,090	Oxford Acquisition III, Ltd., (United Kingdom) Term Loan	2.88	05/12/14	4,268,249
7,438	RJO Holdings Corp., Term Loan	3.43 to 7.18	07/12/14 to 07/12/15	2,858,437

See Notes to Financial Statements

Van Kampen Senior Income Trust
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Finance (Continued)
$7,286	Transfirst Holdings, Inc., Term Loan	4.21 to 7.46%	06/15/14 to 06/15/15	$3,175,482

				36,519,175

	Grocery 1.2%
7,251	Roundy’s Supermarkets, Inc., Term Loan	3.18 to 3.20	11/03/11	5,955,029

	Health & Beauty 1.4%
4,770	American Safety Razor Co., Term Loan	2.91 to 6.66	07/31/13 to 01/30/14	3,287,880
7,124	Marietta Intermediate Holding Corp., Term Loan (b)	5.41 to 12.00	11/30/10 to 12/17/11	1,265,211
4,221	Philosophy, Inc., Term Loan	2.41	03/16/14	2,638,158

				7,191,249

	Healthcare 17.9%
6,269	American Medical Systems, Inc., Term Loan	2.69	07/20/12	5,453,990
564	Catalent Pharma Solutions, Inc., Revolving Credit Agreement	2.58 to 2.69	04/10/13	361,143
7,388	Catalent Pharma Solutions, Inc., Term Loan (a)	3.71	04/10/14	4,697,216
2,765	Community Health Systems, Inc., Term Loan	2.72 to 4.45	07/25/14	2,351,086
1,183	Concentra, Inc., Term Loan	3.71	06/25/14	715,735
5,320	CRC Health Group, Inc., Term Loan	3.71	02/06/13	3,413,398
6,007	DSI Renal, Inc., Term Loan	3.75	03/31/13	3,378,857
1,250	Fresenius SE, (Germany) Term Loan	6.75	07/07/14	1,204,166
1,036	Genoa Healthcare Group, LLC, Term Loan	6.00	08/10/12	797,766
453	Golden Living, Term Loan	3.16	03/14/11	387,702
8,120	Harlan Sprague Dawley, Inc., Term Loan	2.85 to 4.75	07/11/14	6,130,943
3,334	HCA, Inc., Term Loan	2.96 to 3.71	11/17/12 to 11/18/13	2,814,201
2,204	HCR Healthcare, LLC, Term Loan	2.83 to 2.91	12/22/14	1,548,296
8,810	Health Management Associates, Inc., Term Loan	3.21	02/28/14	6,453,521
5,920	Iasis Healthcare, LLC, Term Loan	2.42	03/15/14	5,090,824
10,835	Inverness Medical Innovations, Inc., Term Loan	2.44 to 3.47	06/26/14	9,345,187
22,502	Multiplan, Inc., Term Loan	2.94	04/12/13	17,138,692
1,450	Select Medical Corp., Revolving Credit Agreement	4.55 to 4.75	02/24/11	1,029,500

See Notes to Financial Statements

Van Kampen Senior Income Trust
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Healthcare (Continued)
$2,926	Sterigenics International, Inc., Term Loan	4.18 to 4.50%	11/21/13	$2,121,092
2,382	Sun Healthcare Group, Inc., Term Loan	3.16 to 4.17	04/19/14 to 04/21/14	1,965,337
1,056	Surgical Care Affiliates, LLC, Revolving Credit Agreement	3.46	06/29/13	533,280
11,820	Surgical Care Affiliates, LLC, Term Loan	3.46	12/29/14	7,239,750
5,888	United Surgical Partners International, Inc., Term Loan	2.34 to 3.16	04/19/14	4,828,082
4,433	Viant Holdings, Inc., Term Loan	3.71	06/25/14	2,282,738

				91,282,502

	Home & Office Furnishings, Housewares & Durable Consumer Products 1.7%
5,320	Generation Brands, LLC, Term Loan (b)	8.72	06/20/13	1,496,386
505	Hunter Fan Co., Revolving Credit Agreement	4.25	04/16/13	265,234
2,117	Hunter Fan Co., Term Loan	4.74 to 7.09	04/16/14 to 10/16/14	940,913
2,604	Mattress Holding Corp., Inc., Term Loan	2.67	01/18/14	859,229
11,100	National Bedding Co., LLC, Term Loan	5.39	02/28/14	4,032,996
1,750	Sealy Mattress Co., Revolving Credit Agreement	4.92 to 7.00	04/06/10	1,006,250

				8,601,008

	Hotels, Motels, Inns & Gaming 13.3%
1,250	BLB Worldwide Holdings, Inc., Term Loan (b) (d)	4.70	07/18/12	112,500
6,381	BLB Worldwide Holdings, Inc., Term Loan (b)	2.95 to 4.75	08/23/11	2,531,165
509	Cannery Casino Resorts, LLC, Revolving Credit Agreement	2.83 to 4.75	05/18/12	479,818
11,404	Cannery Casino Resorts, LLC, Term Loan	2.60 to 4.60	05/18/13 to 05/18/14	10,501,694
7,167	Golden Nugget, Inc., Term Loan	2.39 to 3.67	06/30/14 to 12/31/14	2,030,000
8,751	Greektown Casino, LLC, Term Loan (d) (e)	7.00	12/03/12	3,185,431
2,388	Greektown Holdings, LLC, Term Loan	8.50	06/01/09	2,029,774
6,632	Green Valley Ranch Gaming, LLC, Term Loan	4.00 to 4.39	02/16/14	2,851,575
55,282	Harrah’s Operating Co., Inc., Bridge Loan	9.25 to 10.00	01/28/16 to 01/28/18	17,966,630

See Notes to Financial Statements

Van Kampen Senior Income Trust
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Hotels, Motels, Inns & Gaming (Continued)
$14,671	Las Vegas Sands, LLC/Venetian Casino, Term Loan	2.16%	05/23/14	$7,251,843
5,000	Magnolia Hill, LLC, Term Loan	3.59 to 3.69	10/30/13	4,450,000
8,925	New World Gaming Partners Holdings, Ltd., Term Loan	3.94	09/30/14	4,116,656
12,300	Venetian Macau, Ltd., Term Loan	2.66	05/25/12 to 05/26/13	7,128,404
3,828	Yonkers Racing Corp., Term Loan	10.50	08/12/11	3,292,214

				67,927,704

	Insurance 6.3%
3,933	Alliant Holdings I, Inc., Term Loan	4.46	08/21/14	3,107,367
9,850	AmWins Group, Inc, Term Loan	2.84 to 4.70	06/08/13	5,762,250
631	Applied Systems, Inc., Term Loan	3.68 to 3.96	09/26/13	482,709
2,365	Audatex North America, Inc., Term Loan	3.75	05/16/14	1,702,922
3,053	Conseco, Inc., Term Loan	2.39	10/10/13	1,976,993
7,791	HMSC Holdings Corp., Term Loan	2.58 to 5.91	04/03/14 to 10/03/14	3,943,828
8,412	Mitchell International, Inc., Term Loan	3.50 to 6.75	03/28/14 to 03/30/15	5,308,625
2,017	USI Holdings Corp., Revolving Credit Agreement	2.91	05/05/13	1,028,500
6,567	USI Holdings Corp., Term Loan	4.21	05/05/14	3,808,667
6,854	Vertafore, Inc., Term Loan	4.66 to 8.16	01/31/12 to 01/31/13	4,957,081

				32,078,942

	Machinery 1.3%
3,510	Gleason, Inc., Term Loan	3.13 to 4.13	06/30/13	2,842,844
1,930	Goodman Global, Inc., Term Loan	7.71	02/13/14	1,589,235
2,963	Mold-Masters Luxembourg Holdings SA, Term Loan	3.94	10/11/14	2,073,750

				6,505,829

	Medical Products & Services 3.0%
1,787	Advanced Medical Optics, Inc., Term Loan	3.80 to 4.86	04/02/14	1,724,636
8,170	AGA Medical Corp., Term Loan	3.36 to 5.10	04/28/13	6,944,550
8,710	Carestream Health, Inc., Term Loan (a)	2.41 to 3.17	04/30/13	6,808,643

				15,477,829

See Notes to Financial Statements

Van Kampen Senior Income Trust
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Mining, Steel, Iron & Non-Precious Metals 0.5%
$902	John Maneely Co., Term Loan	4.41 to 4.60%	12/09/13	$500,758
2,898	Novelis Corp., Term Loan	3.46	07/06/14	1,848,850

				2,349,608

	Natural Resources 0.6%
1,680	CDX Funding, LLC, Term Loan (a) (d) (e)	12.25	03/31/13	884,801
4,219	Western Refining, Inc., Term Loan	9.25	05/30/14	2,367,933

				3,252,734

	Non-Durable Consumer Products 3.8%
4,028	Amscan Holdings, Inc., Term Loan	3.72 to 4.42	05/25/13	2,749,281
5,313	Huish Detergents, Inc., Term Loan	2.23	04/26/14	4,529,588
6,745	KIK Custom Products, Inc., Term Loan	2.64 to 5.39	05/31/14 to 11/30/14	1,869,390
2,729	Mega Brands, Inc., (Canada) Term Loan	8.75	07/26/12	614,090
479	Spectrum Brands, Inc., Revolving Credit Agreement	4.45	03/30/13	297,960
9,434	Spectrum Brands, Inc., Term Loan	5.40 to 6.15	03/30/13	5,872,754
2,200	Targus Group International, Inc., Term Loan	10.67	05/22/13	671,000
5,231	Yankee Candle Co., Inc., Term Loan	2.41 to 3.47	02/06/14	2,877,293

				19,481,356

	Paper & Forest Products 1.5%
2,400	Ainsworth Lumber Co., Ltd., Term Loan	5.44	06/26/14	1,728,000
2,227	Tidi Products, LLC, Term Loan (k)	3.44 to 4.94	12/29/11 to 06/29/12	1,648,188
383	Verso Paper Holdings, LLC, Term Loan (b)	7.69 to 8.44	08/01/13	143,658
7,568	White Birch Paper Co., (Canada) Term Loan	4.21	05/08/14	3,216,427
1,802	Xerium Technologies, Inc., Term Loan	6.96	05/18/12	999,891

				7,736,164

	Pharmaceuticals 0.1%
465	Generics International, Inc., Term Loan	4.96	10/31/14	344,156

See Notes to Financial Statements

Van Kampen Senior Income Trust
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Printing & Publishing 13.0%
$4,823	American Media Operations, Inc., Term Loan	10.00%	01/31/13	$2,894,074
1,959	Ascend Media Holdings, LLC, Term Loan (d)	8.82 to 9.77	01/31/12	489,689
1,583	Caribe Media, Inc., Term Loan	2.59 to 2.64	03/31/13	1,108,025
10,684	Cygnus Business Media, Inc., Term Loan (d)	5.75	07/13/09	5,876,062
2,500	Dex Media West, LLC, Term Loan	7.00	10/24/14	1,375,000
992	DRI Holdings, Inc., Term Loan	3.41 to 6.88	07/03/14	595,081
6,298	Endurance Business Media, Inc., Term Loan	4.75	07/26/13	4,534,374
5,000	Endurance Business Media, Inc., Term Loan (k)	9.25	01/26/14	1,500,000
11,675	F&W Publications, Inc., Term Loan	4.76 to 5.75	02/05/13 to 08/05/13	3,381,832
9,173	Gatehouse Media, Inc., Term Loan	2.43 to 4.20	08/28/14	2,377,403
1,612	Hanley-Wood, LLC, Term Loan	2.64 to 2.69	03/08/14	631,446
5,390	Idearc, Inc., Term Loan	2.42 to 3.46	11/17/14	1,871,677
1,887	Intermedia Outdoor, Inc., Term Loan	4.46	01/31/13	1,131,900
1,593	KnowledgePoint 360 Group, LLC, Term Loan	5.39 to 9.14	04/14/14 to 04/13/15	1,174,251
2,488	Local Insight Regatta Holdings, Inc., Term Loan	7.75	04/23/15	1,181,562
3,313	MC Communications, LLC, Term Loan (b)	13.50	12/31/10	1,076,696
3,066	MediaNews Group, Inc., Term Loan	3.41 to 4.66	12/30/10 to 08/02/13	1,007,633
5,825	Merrill Communications, LLC, Term Loan	3.71	05/15/11 to 11/15/13	2,744,770
5,537	Network Communications, Inc., Term Loan	3.62 to 5.10	11/30/12	4,373,943
8,475	Penton Media, Inc., Term Loan	2.66 to 6.17	02/01/13 to 02/01/14	2,297,524
477	Proquest CSA, LLC, Term Loan	2.92	02/10/14	386,100
3,684	Questex Media Group, Inc., Term Loan	5.21	05/04/14	2,854,906
11,243	Reader’s Digest Association, Inc., Term Loan	2.39 to 4.21	03/02/14	4,497,144
1,043	SGS International, Inc., Term Loan	3.96 to 4.32	12/30/11	678,116

See Notes to Financial Statements

Van Kampen Senior Income Trust
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Printing & Publishing (Continued)
$1,481	Summit Business Media Intermediate, Term Loan	4.75%	01/06/14	$703,594
3,063	Thomas Nelson, Inc., Term Loan	8.75	06/12/12	1,087,409
66,667	Tribune Co., Bridge Loan (d) (e) (k)	8.25	12/20/15	1,000,000
22,529	Tribune Co., Term Loan (d) (e)	5.25	05/19/14	6,299,960
11,219	Yell Group, PLC, (United Kingdom) Term Loan	2.66 to 3.41	04/30/11 to 02/10/13	7,039,329

				66,169,500

	Restaurants & Food Service 2.9%
6,891	Advantage Sales & Marketing, Inc., Term Loan	2.44 to 3.47	03/29/13	5,047,319
2,889	Arby’s Restaurant Group, Inc., Term Loan (a)	2.66	07/25/12	1,979,065
3,152	Center Cut Hospitality, Inc., Term Loan	4.66	07/06/14	1,812,400
3,216	NPC International, Inc., Term Loan	2.09 to 3.21	05/03/13	2,604,559
45	OSI Restaurant Partners, LLC, Revolving Credit Agreement	2.69 to 4.25	06/14/13	20,856
206	OSI Restaurant Partners, LLC, Term Loan	2.69	06/14/14	95,541
2,240	Sagittarius Restaurants, LLC, Term Loan	10.25	03/29/13	806,269
928	Volume Services America, Inc., Revolving Credit Agreement	8.25	12/31/12	649,534
2,621	Volume Services America, Inc., Term Loan	8.25	12/31/12	1,834,600

				14,850,143

	Retail—Oil & Gas 0.6%
4,216	The Pantry, Inc., Term Loan	2.16	05/15/14	3,214,518

	Retail—Specialty 1.1%
6,596	Nebraska Book Co., Inc., Term Loan	6.38	03/04/11	4,881,139
1,042	Visant Holding Corp., Revolving Credit Agreement	2.14	10/04/10	755,734

				5,636,873

	Retail—Stores 2.8%
550	General Nutrition Centers, Inc., Revolving Credit Agreement	2.33	03/16/12	316,250
8,625	General Nutrition Centers, Inc., Term Loan	3.69 to 3.72	09/16/13	5,908,243

See Notes to Financial Statements

Van Kampen Senior Income Trust
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Retail—Stores (Continued)
$5,486	Guitar Center, Inc., Term Loan	3.87 to 5.75%	10/09/14	$2,825,419
3,484	Rite Aid Corp., Term Loan	2.09 to 6.00	06/04/14	2,418,975
3,070	Sally Holdings, Inc., Term Loan	2.66 to 4.50	11/16/13	2,565,563

				14,034,450

	Telecommunications—Local Exchange Carriers 1.8%
4,084	Global Tel*Link Corp., Term Loan	4.41 to 4.96	02/14/13	3,593,891
1,339	Hargray Acquisition Co., Term Loan	3.38	06/29/14	1,124,655
312	NuVox Transition Subsidiary, LLC, Term Loan	5.17	05/31/14	222,591
836	Orius Corp., LLC, Term Loan (c) (d) (e) (f) (k)	7.50	01/23/09	0
618	Orius Corp., LLC, Term Loan (c) (d) (e) (k)	8.00	01/23/10	0
2,806	Paetec Holding Corp., Term Loan	2.91	02/28/13	1,800,288
3,130	Sorenson Communications, Inc., Term Loan	2.91 to 7.41	08/16/13 to 02/16/14	2,593,719

				9,335,144

	Telecommunications—Long Distance 0.1%
600	Level 3 Communications, Inc., Term Loan	2.62 to 3.51	03/13/14	438,857

	Telecommunications—Wireless 1.4%
2,272	Asurion Corp., Term Loan (a)	3.39 to 5.71	07/03/14	1,658,275
5,957	CommScope, Inc., Term Loan	2.91 to 3.96	12/27/14	5,078,012
745	MetroPCS Wireless, Inc., Term Loan	2.69 to 5.50	11/03/13	652,290

				7,388,577

	Textiles & Leather 3.2%
5,984	Gold Toe Investment Corp., Term Loan	8.50 to 11.75	10/30/13 to 04/30/14	2,921,600
6,150	HBI Branded Apparel Ltd., Inc., Term Loan	4.91	03/05/14	5,176,252
4,850	Levi Strauss & Co, Term Loan	2.58	03/27/14	2,770,562
3,682	St. John Knits International, Inc., Term Loan	3.41	03/21/12	2,485,328
3,209	Varsity Brands, Inc., Term Loan	3.13	02/22/14	2,855,833

				16,209,575

See Notes to Financial Statements

Van Kampen Senior Income Trust
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Transportation—Cargo 1.3%
$1,075	Cardinal Logistics Management, Inc., Term Loan	4.08%	09/23/13	$645,157
4,925	JHCI Acquisitions, Inc., Term Loan	2.91	06/19/14	2,556,075
2,071	Kenan Advantage Group, Inc., Term Loan	4.46	12/16/11	1,397,769
2,425	Rail America, Inc., Term Loan	5.44	08/14/09	2,218,875

				6,817,876

	Transportation—Personal 0.4%
3,152	Coach America Holdings, Inc., Term Loan	4.21 to 4.92	04/20/14	2,137,919

	Transportation-Rail Manufacturing 0.4%
2,630	Helm Holding Corp., Term Loan	2.64 to 4.45	07/08/11	2,156,385

	Utilities 8.1%
2,236	Bicent Power, LLC, Term Loan	3.46	06/30/14	1,358,321
269	Boston Generating, LLC, Revolving Credit Agreement (a)	3.71	12/20/13	174,049
6,607	Boston Generating, LLC, Term Loan (a)	2.66 to 3.71	12/20/13	4,274,148
14,098	First Light Power Resources, Inc., Term Loan	3.85 to 5.97	11/01/13 to 05/01/14	10,096,756
5,500	Longview Power, LLC, Term Loan	3.75 to 4.25	02/28/14	3,836,250
187	Mach Gen, LLC, Term Loan	3.22	02/22/13	139,129
1,860	NSG Holdings, LLC, Term Loan	3.50	06/15/14	1,581,205
6,300	Primary Energy Operating, LLC, Term Loan	6.04	08/24/09	5,087,250
7,326	Texas Competitive Electric Holdings Co., LLC, Term Loan	3.84 to 5.89	10/13/14 to 10/14/14	4,758,933
260	TPF Generation Holdings, LLC, Revolving Credit Agreement	2.00	12/15/11	234,898

See Notes to Financial Statements

Van Kampen Senior Income Trust
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Utilities (Continued)
$7,992	TPF Generation Holdings, LLC, Term Loan	2.41 to 5.71%	12/15/13 to 12/15/14	$5,946,171
4,615	USPF Holdings, LLC, Term Loan	2.08	04/11/14	3,669,309

				41,156,419

	Total Variable Rate** Senior Loan Interests 183.2%			935,121,349

Description				Value

Notes 1.3%
Builders FirstSource, Inc. ($5,800,000 par, 6.40% coupon, maturing 02/15/12) (g)				1,740,000
Compression Polymers Corp. ($2,700,000 par, 8.56% coupon, maturing 07/01/12) (g)				1,498,500
Environmental Systems Products Holdings, Inc. ($591,448 par, 8.00% coupon, maturing 03/31/15) (b) (k)				0
Qwest Corp. ($3,500,000 par, 5.25% coupon, maturing 06/15/13) (g)				3,010,000
Verso Paper Holding, LLC ($1,500,000 par, 4.92% coupon, maturing 08/01/14) (g) (h)				442,500

Total Notes 1.3%				6,691,000

Equities 0.0%
Aladdin Gaming Holdings, LLC (7.84% ownership interest, Acquired 09/03/04, Cost $0) (i) (k)				15,250
Building Materials Holding Corp. (Warrants for 27,689 common shares, Expiration date 09/30/15, Acquired 10/09/08, Cost $0) (i) (j)				0
Comdisco Holdings Co., Inc. (7 common shares, Acquired 09/04/08, Cost $69) (i) (j)				52
Environmental Systems Products Holdings, Inc. (9,333 common shares, Acquired 09/27/07, Cost $0) (i) (j) (k)				0
Environmental Systems Products Holdings, Inc. (4,275 preferred shares, Acquired 09/27/07, Cost $106,875) (i) (j) (k)				0
Gentek, Inc. (Canada) (1,600 common shares, Acquired between 10/17/06 and 09/25/08, Cost $24,685) (i) (j)				21,841
Gentek, Inc. (Canada) (5,422 common shares, Acquired between 10/17/06 and 09/25/08, Cost $83,651) (i)				74,012
Gentek, Inc. (Canada) (Warrants for 821 common shares, Expiration date 10/31/10, Acquired 10/17/06, Cost $0) (i) (j)				42,076
IAP Worldwide Services, Inc. (Warrants for 57,417 common shares, Expiration date 06/11/15, Acquired 06/18/08, Cost $0) (i) (j) (k)				0

See Notes to Financial Statements

Van Kampen Senior Income Trust
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Description	Value

Equities (Continued)
IDT Corp. (22,898 common shares) (i)	$8,013
Safelite Realty (28,448 common shares, Acquired 10/26/00, Cost $0) (i) (j) (k)	0

Total Equities 0.0%	161,244

Total Long-Term Investments 184.5% (Cost $1,685,352,877)	941,973,593

Time Deposit 1.6%
State Street Bank & Trust Co. ($8,215,336 par, 0.10% coupon, dated 01/30/09, to be sold on 02/02/09 at $8,215,405) (a) (Cost $8,215,336)	8,215,336

Total Investments 186.1% (Cost $1,693,568,213)	950,188,929

Borrowings (15.8%)	(81,000,000)

Preferred Shares (including accrued distributions) (68.6%)	(350,070,331)

Liabilities in Excess of Other Assets (1.7%)	(8,618,584)

Net Assets Applicable to Common Shares 100.0%	$510,500,014

Percentages are calculated as a percentage of net assets applicable to common shares.

(a)	All or a portion of this security is designated in connection with unfunded loan commitments.

(b)	All or a portion of this security is payment-in-kind.

(c)	This borrower is currently in liquidation.

(d)	This Senior Loan interest is non-income producing.

(e)	This borrower has filed for protection in federal bankruptcy court.

(f)	The borrower is in the process of restructuring or amending the terms of this loan.

(g)	Variable rate security. Interest rate shown is that in effect at January 31, 2009.

(h)	144A—Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(i)	Non-income producing security.

(j)	Restricted security. Securities were acquired through the restructuring of senior loans. These securities are restricted as they are not allowed to be deposited via the Depository Trust Company. If at a later point in time, the company wishes to register, the issuer will bear the costs associated with registration.

(k)	Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

See Notes to Financial Statements

Van Kampen Senior Income Trust
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

The aggregate value of restricted securities represents less than 0.1% of the net assets applicable to common shares of the Trust.

*	Senior Loans in the Trust’s portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Trust’s portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Trust’s portfolio may be substantially less than the stated maturities shown. Although the Trust is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Trust estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

**	Senior Loans in which the Trust invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Trust ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

Ratings Allocation as of 1/31/09

BBB/Baa	0.4%
BB/Ba	34.1
B/B	31.7
CCC/Caa	7.5
CC/Ca	0.3
C/C	0.6
Non-Rated	25.4

Ratings allocations are as a percentage of long-term debt obligations. Ratings allocations based upon ratings as issued by Standard and Poor’s and Moody’s, respectively. Bank Loans rated below BBB by Standard and Poor’s or Baa by Moody’s are considered to be below investment grade.

See Notes to Financial Statements

Van Kampen Senior Income Trust
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Swap agreements outstanding as of January 31, 2009:
Credit Default Swaps

			Pay/					Credit
			Receive		Notional			Rating of
	Reference	Buy/Sell	Fixed	Expiration	Amount	Upfront		Reference
Counterparty	Entity	Protection	Rate	Date	(000)	Payments	Value	Entity*

Goldman Sachs International	Boston Generating, LLC	Sell	2.000%	06/20/09	$3,000	$0	$(240,081)	Non-Rated
Goldman Sachs International	K. Hovnanian Enterprises, Inc.	Sell	2.150	06/20/09	1,500	0	(101,993)	B/B
Goldman Sachs International	K. Hovnanian Enterprises, Inc.	Sell	3.750	06/20/12	1,500	0	(741,500)	B/B
Goldman Sachs International	Texas Competitive Electric Holdings Company LLC	Sell	2.850	06/20/10	5,000	0	(692,014)	B/B

Total Credit Default Swaps						$0	$(1,775,588)

Swap Collateral Pledged to Counterparty
Goldman Sachs International							1,390,000

Total Swap Agreements							$(385,588)

*	Credit rating as issued by Standard and Poor’s

See Notes to Financial Statements

Van Kampen Senior Income Trust
Financial Statements

Statement of Assets and Liabilities
January 31, 2009 (Unaudited)

Assets:
Total Unaffiliated Investments (Cost $1,693,568,213)	$950,188,929
Receivables:
Investments Sold	9,794,367
Interest and Fees	7,073,978
Other	62,569

Total Assets	967,119,843

Liabilities:
Payables:
Borrowings	81,000,000
Investments Purchased	1,250,000
Investment Advisory Fee	674,064
Distributor and Other Affiliates	280,520
Administrative Fee	158,603
Income Distributions—Common Shares	126,197
Unfunded Commitments	21,474,242
Accrued Expenses	613,024
Trustees’ Deferred Compensation and Retirement Plans	460,054
Swap Contracts	385,588
Accrued Interest Expense	127,206

Total Liabilities	106,549,498
Preferred Shares (including accrued distributions)	350,070,331

Net Assets Applicable to Common Shares	$510,500,014

Net Asset Value Per Common Share ($510,500,014 divided by 180,010,000 shares outstanding)	$2.84

Net Assets Consist of:
Common Shares ($0.01 par value with an unlimited number of shares authorized, 180,010,000 shares issued and outstanding)	$1,800,100
Paid in Surplus	1,788,233,938
Accumulated Undistributed Net Investment Income	(7,237,640)
Accumulated Net Realized Loss	(505,667,270)
Net Unrealized Depreciation	(766,629,114)

Net Assets Applicable to Common Shares	$510,500,014

Preferred Shares ($0.01 par value, authorized 28,000 shares, 14,000 issued with liquidation preference of $25,000 per share)	$350,000,000

Net Assets Including Preferred Shares	$860,500,014

See Notes to Financial Statements

Van Kampen Senior Income Trust
Financial Statements  continued

Statement of Operations
For the Six Months Ended January 31, 2009 (Unaudited)

Investment Income:
Interest from Unaffiliated Investments	$60,803,290
Dividends	1,281
Other	1,753,099

Total Income	62,557,670

Expenses:
Investment Advisory Fee	6,354,267
Credit Line	3,257,173
Administration Fee	1,495,122
Preferred Share Maintenance	466,924
Custody	254,959
Professional Fees	220,627
Accounting and Administrative Expenses	102,310
Reports to Shareholders	86,688
Transfer Agent Fees	15,056
Trustees’ Fees and Related Expenses	12,641
Depreciation in Trustees’ Deferred Compensation Accounts	(111,507)
Other	93,076

Total Operating Expenses	12,247,336
Interest Expense	4,816,879

Total Expense	17,064,215

Net Investment Income	$45,493,455

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Unaffiliated Investments	$(210,369,527)
Swap Contracts	(1,002,980)

Net Realized Loss	(211,372,507)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(326,725,684)

End of the Period:
Unaffiliated Investments	(743,379,284)
Swap Contracts	(1,775,588)
Unfunded Commitments	(21,474,242)

(766,629,114)

Net Unrealized Depreciation During the Period	(439,903,430)

Net Realized and Unrealized Loss	$(651,275,937)

Distributions to Preferred Shareholders	$(6,139,820)

Net Decrease in Net Assets Applicable to Common Shares From Operations	$(611,922,302)

See Notes to Financial Statements

Van Kampen Senior Income Trust
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	January 31, 2009	July 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$45,493,455	$143,443,228
Net Realized Loss	(211,372,507)	(47,821,036)
Net Unrealized Depreciation During the Period	(439,903,430)	(233,806,954)
Distributions to Preferred Shareholders:
Net Investment Income	(6,139,820)	(31,521,869)

Change in Net Assets Applicable to Common Shares from Operations	(611,922,302)	(169,706,631)
Distributions to Common Shareholders:
Net Investment Income	(42,752,375)	(115,188,402)

Total Decrease in Net Assets Applicable to Common Shares	(654,674,677)	(284,895,033)

Net Assets Applicable to Common Shares:
Beginning of the Period	1,165,174,691	1,450,069,724

End of the Period (Including accumulated undistributed net investment income of $(7,237,640) and $(3,838,900), respectively)	$510,500,014	$1,165,174,691

See Notes to Financial Statements

Van Kampen Senior Income Trust
Financial Statements  continued

Statement of Cash Flows
For the Six Months Ended January 31, 2009 (Unaudited)

Change in Net Assets from Operations (including Preferred Share Distributions)	$(611,922,302)

Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of Investments	(76,597,898)
Principal Repayments/Sales of Investments	573,002,870
Net Purchases of Short-Term Investments	6,050,311
Amortization of Loan Fees	22,657
Net Loan Fees Received	201,023
Accretion of Discounts	(2,156,562)
Net Realized Gain/Loss on Investments	210,369,527
Net Change in Unrealized Depreciation on Investments	426,996,489
Increase in Receivable for Investments Sold	(4,112,283)
Decrease in Interest and Fees Receivable	3,971,726
Decrease in Other Assets	29,365
Decrease in Payable for Investments Purchased	(22,861,834)
Decrease in Payable for Investment Advisory Fees	(819,565)
Decrease in Payable for Administrative Fees	(192,839)
Decrease in Payable for Distributor and Other Affiliates	(32,609)
Decrease in Accrued Interest Expenses	(1,202,969)
Decrease in Trustees’ Deferred Compensation and Retirement Plans	(109,735)
Decrease in Accrued Expenses	(176,160)
Net Change in Swap Contracts	323,916
Net Change in Unfunded Commitments	12,043,025

Total Adjustments	1,124,748,455

Net Cash Provided by Operating Activities	512,826,153

Cash Flows from Financing Activities:
Change in Bank Borrowings	(470,000,000)
Cash Distributions Paid	(42,826,153)

Net Cash Used for Financing Activities	(512,826,153)

Net Increase in Cash	-0-
Cash at Beginning of the Period	-0-

Cash at the End of the Period	$-0-

Supplemental Disclosures of Cash Flow Information
Cash Paid During the Year for Interest	$6,019,847

See Notes to Financial Statements

Van Kampen Senior Income Trust
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.

	Six Months
	Ended
	January 31,	Year Ended July 31,
	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$6.47	$8.06	$8.57	$8.67	$8.63	$8.10

Net Investment Income	.25 (a)	.80 (a)	.93 (a)	.79 (a)	.60	.42
Net Realized and Unrealized Gain/Loss	(3.61)	(1.57)	(.47)	(.10)	.01	.57
Common Share Equivalent of Distributions Paid to Preferred Shareholders:
Net Investment Income	(.03)	(.18)	(.20)	(.17)	(.10)	(.02)

Total from Investment Operations	(3.39)	(.95)	.26	.52	.51	.97

Distributions Paid to Common Shareholders:
Net Investment Income	(.24)	(.64)	(.77)	(.62)	(.47)	(.40)
Dilutive Impact from the Offering of Money Market Cumulative Preferred Shares	-0-	-0-	-0-	-0-	-0-	(.04)

Net Asset Value, End of the Period	$2.84	$6.47	$8.06	$8.57	$8.67	$8.63

Common Share Market Price at End of the Period	$2.80	$5.49	$7.98	$8.38	$8.19	$8.84
Total Return (b)	–45.26% *	–24.32%	3.94%	10.41%	–2.03%	18.13%
Net Assets Applicable to Common Shares at End of the Period (In millions)	$510.5	$1,165.2	$1,450.1	$1,542.9	$1,560.7	$1,554.1
Ratio to Average Net Assets Applicable to Common Shares excluding Borrowings:
Operating Expense (c)	3.08%	2.26%	2.35%	2.31%	2.26%	1.91%
Interest Expense (c)	1.21%	1.26%	1.95%	1.63%	.82%	.31%
Gross Expense (c)	4.29%	3.52%	4.30%	3.94%	3.08%	2.22%
Net Investment Income (c)	11.44%	11.11%	10.80%	9.17%	6.87%	5.06%
Net Investment Income (d)	9.90%	8.67%	8.46%	7.23%	5.75%	4.80%
Portfolio Turnover (e)	5% *	46%	85%	75%	94%	84%
Supplemental Ratios:
Ratios to Average Net Assets including Preferred Shares and Borrowings:
Operating Expense (c)	1.64%	1.27%	1.30%	1.28%	1.27%	1.30%
Interest Expense (c)	.64%	.71%	1.08%	.90%	.46%	.21%
Gross Expense (c)	2.28%	1.98%	2.37%	2.18%	1.73%	1.51%
Net Investment Income (c)	6.09%	6.26%	5.95%	5.06%	3.86%	3.44%
Net Investment Income (d)	5.26%	4.88%	4.66%	3.99%	3.23%	3.26%
Senior Indebtedness:
Total Preferred Shares Outstanding	14,000	14,000	28,000	28,000	28,000	28,000
Asset Coverage Per Preferred Share (f)	$61,469	$108,236	$76,803	$80,119	$80,750	$80,509
Involuntary Liquidating Preference Per Preferred Share	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
Average Market Value Per Preferred Share	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
Total Borrowing Outstanding (In thousands)	$81,000	$551,000	$502,000	$557,000	$524,000	$450,000
Asset Coverage Per $1,000 Unit of Senior Indebtedness (g)	$11,624	$3,750	$5,284	$5,028	$5,315	$6,009

(a)	Based on average shares outstanding.
(b)	Total return based on common share market price assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.
(c)	Ratios do not reflect the effect of distributions to preferred shareholders.
(d)	Ratios reflect the effect of distributions to preferred shareholders.
(e)	Calculation includes the proceeds from principal repayments and sales of senior loan interests.
(f)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets and dividing this by the number of preferred shares outstanding.
(g)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares and the borrowings) from the Trust’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
*	Non-Annualized

See Notes to Financial Statements

Van Kampen Senior Income Trust
Notes to Financial Statements  ■  January 31, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen Senior Income Trust (the “Trust”) is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust’s investment objective is to seek to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objective by investing primarily in a portfolio of interests in floating or variable rate senior loans to corporations, partnerships and other entities which operate in a variety of industries and geographical regions. The Trust borrows money for investment purposes which will create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Trust’s volatility. The Trust commenced investment operations on June 23, 1998.
The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation The Trust’s Senior Loans and notes are valued by the Trust following valuation guidelines established and periodically reviewed by the Trust’s Board of Trustees. Under the valuation guidelines, Senior Loans and notes for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes. Where reliable market quotes are not readily available, Senior Loans and notes are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board of Trustees. Other Senior Loans and notes are valued by independent pricing sources approved by the Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources or valued by Van Kampen Asset Management (the “Adviser”) by considering a number of factors including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate, interest rate redetermination period and maturity), the credit worthiness of the Borrower, the current interest rate, the period until next interest rate redetermination and the maturity of such Senior Loan. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loans in the Trust’s portfolio. The fair value of Senior Loans are reviewed and approved by the Trust’s Valuation Committee and the Board of Trustees.
Credit default swaps are valued using market quotations obtained from brokers.
Equity securities are valued on the basis of prices furnished by pricing services or as determined in good faith by the Adviser under the direction of the Board of Trustees.
Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term loan participations are valued at cost in the absence of any indication of impairment.
The Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective August 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Trust would receive to

Van Kampen Senior Income Trust
Notes to Financial Statements  ■  January 31, 2009 (Unaudited)  continued

sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Trust’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of January 31, 2009 in valuing the Trust’s investments carried at value:

	Investments
	in Loans and	Other Financial
Valuation Inputs	Securities	Instruments*	Liabilities

Level 1—Quoted Prices	$145,995	$-0-	$-0-
Level 2—Other Significant Observable Inputs	935,091,502	(1,775,588)	(21,440,361)
Level 3—Significant Unobservable Inputs	14,951,432	-0-	(33,881)

Total	$950,188,929	$(1,775,588)	$(21,474,242)

*	Other financial instruments include swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments
	in Loans and
	Securities	Liabilities

Balance as of 7/31/2008	$12,511,241	$-0-
Accrued discounts/premiums	38,508	-0-
Realized gain/loss	7,628	-0-
Change in unrealized appreciation/depreciation	(11,171,296)	(33,881)
Net purchases/sales	434,068	-0-
Net transfers in and/or out of Level 3	13,131,283	-0-

Balance as of 1/31/09	$14,951,432	$(33,881)

Net change in unrealized appreciation/depreciation from investments still held as of 1/31/09	$(11,171,296)	$(33,881)

Van Kampen Senior Income Trust
Notes to Financial Statements  ■  January 31, 2009 (Unaudited)  continued

B. Security Transactions Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Legal expenditures that are expected to result in the restructuring of a plan of reorganization for an investment are recorded as realized losses. The Trust may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At January 31, 2009, the Trust had no when-issued or delayed delivery purchase commitments.
The Trust may invest in repurchase agreements, which are short-term investments in which the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

C. Investment Income Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Facility fees received are treated as market discounts. Market premiums are amortized and discounts are accreted over the stated life of each applicable senior loan, note, or other fixed income security. Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are earned as compensation for agreeing to changes in loan agreements.

D. Federal Income Taxes It is the Trust’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Trust recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Trust files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended July 31, 2008, remains subject to examination by taxing authorities.
The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At July 31, 2008, the Trust had an

Van Kampen Senior Income Trust
Notes to Financial Statements  ■  January 31, 2009 (Unaudited)  continued

accumulated capital loss carryforward for tax purposes of $247,685,516 which will expire according to the following schedule.

Amount	Expiration

$4,851,995	July 31, 2009
122,716,095	July 31, 2010
52,014,750	July 31, 2011
29,634,358	July 31, 2012
2,190,907	July 31, 2013
6,730,384	July 31, 2014
11,934,630	July 31, 2015
17,612,397	July 31, 2016

At January 31, 2009, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$1,694,430,981

Gross tax unrealized appreciation	$4,626,277
Gross tax unrealized depreciation	(748,868,329)

Net tax unrealized depreciation on investments	$(744,242,052)

E. Distribution of Income and Gains The Trust intends to declare and pay monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed at least annually to common shareholders. Distributions from net realized gains for book purposes may include short term capital gains, which are included as ordinary income for tax purposes.
The tax character of distributions paid for the year ended July 31, 2008 were as follows:

Distributions paid from:
Ordinary income	$147,096,403
Long-term capital gain	-0-

$147,096,403

As of July 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$-0-

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses resulting from wash sale transactions and gains and losses recognized on securities for tax purposes but not for book purposes.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Trust’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee of .85% of the average daily managed assets. Managed assets are defined as the gross asset value of the Trust minus the

Van Kampen Senior Income Trust
Notes to Financial Statements  ■  January 31, 2009 (Unaudited)  continued

sum of accrued liabilities, other than the aggregate amount of borrowings undertaken by the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc., the Trust’s Administrator, at an annual rate of .20% of the average daily managed assets of the Trust. The administrative services provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Variable Rate Senior Loans in the Trust’s portfolio and providing certain services to the holders of the Trust’s securities.
For the six months ended January 31, 2009, the Trust recognized expenses of approximately $103,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Trust.
Under separate Legal Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides legal services and the CCO provides compliance services to the Trust. The costs of these services are allocated to each trust. For the six months ended January 31, 2009, the Trust recognized expenses of approximately $49,300 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing legal services to the Trust, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.
The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.
As of January 31, 2009, the Trust did not own shares of affiliated companies. Affiliated companies are defined by the 1940 Act, as those companies in which a fund holds 5% or more of the outstanding voting securities.

3. Capital Transactions
The Board of Trustees have approved a share repurchase program whereby the Trust may, when appropriate, repurchase its shares in the open market or in privately negotiated transactions at a price not above market value or net asset value (NAV), whichever is lower at the time of purchase.

4. Investment Transactions
During the period, the cost of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $76,597,898 and $573,002,870, respectively.

5. Commitments
Pursuant to the terms of certain Senior Loan agreements, the Trust had unfunded loan commitments of approximately $60,006,000 as of January 31, 2009. The Trust intends to

Van Kampen Senior Income Trust
Notes to Financial Statements  ■  January 31, 2009 (Unaudited)  continued

reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve. The unrealized depreciation on these commitments of $21,474,242 as of January 31, 2009 is reported as “Unfunded Commitments” on the Statement of Assets and Liabilities.

6. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Trust may use derivative instruments for a variety of reasons, such as to attempt to protect the Trust against possible changes in the market value of its portfolio or to generate potential gain. All of the Trust’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
The Trust adopted the provisions of the FASB Staff Position Paper No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45 (FSP FAS 133-1 and FIN 45-4), effective January 31, 2009. FSP FAS 133-1 and FIN 45-4 requires the seller of credit derivatives to provide additional disclosure about its credit derivatives.
The Trust may enter into credit default swap contracts, a type of credit derivative, for hedging purposes or to gain exposure to a credit or index of credits in which the Trust may otherwise invest. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer or index of issuers. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a credit default swap contract would be required to pay an agreed-upon amount to the buyer in the event of an adverse credit event of the issuer. This agreed-upon amount approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments and is estimated to be the maximum potential future payment that the seller could be required to make under the credit default swap contract. In the event of an adverse credit event, the seller generally does not have any contractual remedies against the issuer or any other third party. However, if a physical settlement is elected, the seller would receive the defaulted credit and, as a result, become a creditor of the issuer.
The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.
Credit default swaps may involve greater risks than if a Trust had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk. Swap agreements are not entered into or traded on exchanges and there is no central

Van Kampen Senior Income Trust
Notes to Financial Statements  ■  January 31, 2009 (Unaudited)  continued

clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Trust will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Trust with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Trust has an unrealized loss on a swap contract, the Trust has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is disclosed in the table following the Portfolio of Investments. For cash collateral received, the Trust pays a monthly fee to the counterparty based on the effective rate for Federal Funds.

7. Senior Loan Participation Commitments
The Trust invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States and foreign corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Trust and the borrower.
At January 31, 2009, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Trust on a participation basis.

	Principal
	Amount	Value
	(000)	(000)

Selling participant
Goldman Sachs Lending Partners	$1,250	$403

8. Borrowings
The Trust may utilize financial leverage to the maximum extent allowable under the 1940 Act. Under the 1940 Act, a Trust generally may not (i) borrow money greater than 33 1/3% of the Trust’s total assets or (ii) issue preferred shares greater than 50% of the Trust’s total assets. In using a combination of borrowing money and issuing preferred shares, the maximum allowable leverage is somewhere between 33 1/3% and 50% (but in no event more than 50%) of the Trust’s total assets based on the relative amounts borrowed or preferred shares issued.
The Trust has entered into a $700 million annual revolving credit and security agreement. This revolving credit agreement is secured by the assets of the Trust. In connection with this agreement, for the six months ended January 31, 2009, the Trust incurred fees of approximately $3,257,200. For the six months ended January 31, 2009, the average daily balance of borrowings under the Amended and Restated Revolving Credit and Security Agreement was $344,402,174 with a weighted average interest rate of 3.09%. Effective September 13, 2008, the Trust changed its Credit and Security Agreement to $625 million.

9. Preferred Shares Issuance
The Trust has outstanding 2,800 shares each of Series M, Series T, Series W, Series TH and Series F Auction Preferred Shares (APS), $.01 Par Value, $25,000 liquidation preference, for a

Van Kampen Senior Income Trust
Notes to Financial Statements  ■  January 31, 2009 (Unaudited)  continued

total issuance of $350 million. Dividends are cumulative and the dividend rates are generally reset every seven days through an auction process. Beginning on February 12, 2008 and continuing through January 31, 2009, all series of preferred shares of the Trust were not successfully remarketed. As a result, the dividend rates of these preferred shares were reset to the maximum applicable rate on APS. The average rate in effect on January 31, 2009 was 1.810%. During the six months ended January 31, 2009, the rates ranged from 1.733% to 7.144%.
The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of the “Preferred Share Maintenance” expense on the Statement of Operations.
The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

10. Indemnifications
The Trust enters into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11. Accounting Pronouncement
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

12. Legal Matters
The Trust is one of numerous defendants (“Lenders”) that have been named in an adversary proceeding pending in the Bankruptcy Court of the Southern District of Florida (the “Court”). The action, entitled In re Tousa Inc., et al., was filed on July 15, 2008, by the Official Committee of Unsecured Creditors of home building companies to which the Lenders loaned money through different lending facilities. An amended complaint was filed on October 17, 2008. Plaintiff alleges that monies used to repay the Lenders should be avoided as fraudulent and preferential transfers under the bankruptcy laws. More specifically, Plaintiff alleges that subsidiaries of the home building companies were allegedly forced to become co-borrowers and guarantors of the monies used to repay the Lenders, and that the subsidiaries did not receive fair consideration or reasonably equivalent value when they transferred the proceeds to repay the Lenders. Plaintiff seeks to avoid the transfers and other equitable relief. The Trust and the other Lenders are named as defendants in two separate lending capacities; first, as lenders in a credit agreement (the “Credit Lenders”); and second, as lenders in a term loan (the “Term Loan Lenders”). The Trust, as Credit Lender, moved to dismiss the amended

Van Kampen Senior Income Trust
Notes to Financial Statements  ■  January 31, 2009 (Unaudited)  continued

complaint. The Court denied the motion to dismiss on December 4, 2008. The Trust and the other Credit Lenders filed a motion for leave to appeal the dismissal, which was denied on February 23, 2009. Plaintiff thereafter filed a Second Amended Complaint that was superseded by a Third Amended Complaint. The Trust filed two answers to the Third Amended Complaint in its respective capacities as a Credit Lender and a Term Loan Lender. The Court has ordered that all parties take part in a mediation to be held in March 2009.
The Trust is also one of the defendants that have been named in an adversary proceeding pending in the United States District Court for the Southern District of New York. The action, entitled Robertson v. Arch et al., was filed on January 26, 2009, by certain individual holders of auction rate preferred securities (“ARPS”) issued by certain Van Kampen funds, including the Trust. The suit names the relevant funds and the funds’ trustees as defendants. The complaint alleges breach of fiduciary duty for failure to redeem the ARPS. It seeks, among other things, an order compelling the redemption of plaintiffs’ ARPS and consequential damages.

Van Kampen Senior Income Trust
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Amy R. Doberman
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Kevin Klingert
Vice President
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent
Computershare Trust Company, N.A.
c/o Computershare Investor Services
P.O. Box 43078
Providence, Rhode Island 02940-3078

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Senior Income Trust
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

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Van Kampen Senior Income Trust
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Senior Income Trust
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

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Van Kampen Senior Income Trust
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

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Van Kampen Senior Income Trust
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

V VRSAN 3/09
IU08-01391P-Y01/08

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semi-annual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable for semi-annual reports.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures
(a) The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(1) Code of Ethics – Not applicable for semi-annual reports.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Senior Income Trust

By:	/s/ Edward C. Wood III

Name: Edward C. Wood III
Title:	Principal Executive Officer
Date:	March 19, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edward C. Wood III
Name: Edward C. Wood III
Title: Principal Executive Officer
Date: March 19, 2009

By:	/s/ Stuart N. Schuldt
Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: March 19, 2009